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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Waxman Industries, Inc. (the "Company") for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

- the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


April 29, 2003
                                        /s/  Melvin Waxman
                                        --------------------------------------
                                        Melvin Waxman
                                        Chairman of the Board and Co-Chief
                                        Executive Officer

                                        /s/  Armond Waxman
                                        --------------------------------------
                                        Armond Waxman
                                        President, Co-Chief Executive Officer
                                        and Treasurer

                                        /s/  Mark W. Wester
                                        --------------------------------------
                                        Mark W. Wester
                                        Senior Vice President and
                                        Chief Financial Officer